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                  SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 1999

                            OSAGE SYSTEMS GROUP, INC
            (Exact name of registrant as specified in its charter)


    Delaware                   0-22808                  95-4374983
(State or other         (Commission File No.)         (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)

                         1661 East Camelback Road
                                Suite 245
                           Phoenix, Az 85016
                (Address of principal executive office)

Registrant's telephone number, including area code: (602) 274-1299


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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTOR'S

     a) Effective as of October 15, 1999, John Iorillo, Director and Chief Financial Officer of Registrant, resigned as a Director and Chief Financial Officer of Registrant's Board of Directors by written registration dated October 8, 1999, without requesting that the reasons for his resignation be disclosed.

     b) Effective as of October 26, 1999, Mark Weiss, Director and Member of Registrant's Audit Committee, resigned by written resignation dated October 26, 1999, without requesting that the reasons for his resignation be disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSAGE SYSTEMS GROUP, INC.

                                        By: /s/ Jack Leadbeater
                                            ---------------------
                                            Jack Leadbeater
                                            Chief Executive Officer



                                         Date: November 10, 1999